Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

20.	COMMITMENTS AND CONTINGENCIES
The Company’s contractual obligations as at December 31, 2014 are presented below:

	Payments due by
Obligations (iii)	Total	2015	2016-2017	2018-2019	After 2019
	(millions)
7-year term loan facility expires 2018	$259	$17	$45	$197	$—
Interest on term loan	14	4	8	2	—
Revolving $800 million credit facility commitment fees	7	2	4	1	—
Revolving $400 million credit facility commitment fees	2	1	1	—	—
5.625% senior notes due 2015	148	148	—	—	—
4.125% senior notes due 2016	300	—	300	—	—
6.200% senior notes due 2017	394	—	394	—	—
7.000% senior notes due 2019	187	—	—	187	—
5.750% senior notes due 2021	500	—	—	—	500
4.625% senior notes due 2023	250	—	—	—	250
6.125% senior notes due 2043	275	—	—	—	275
Interest on senior notes	896	112	173	137	474
Total debt and related interest	3,232	284	925	524	1,499
Operating leases(i)	1,181	128	221	175	657
Pensions	346	116	190	40	—
Other contractual obligations(ii)	143	10	40	43	50
Acquisition liabilities	51	8	27	16	—
Total contractual obligations	$4,953	$546	$1,403	$798	$2,206

_________________________________

(i)	Presented gross of sublease income.

(ii)
Other contractual obligations include capital lease commitments, put option obligations and investment fund capital call obligations, the timing of which are included at the earliest point they may fall due.

(iii)	The above excludes $19 million of liabilities for unrecognized tax benefits as the Company is unable to reasonably predict the timing of settlement of these liabilities.

Debt obligations and facilities
The Company’s debt and related interest obligations at December 31, 2014 are shown in the above table.
Mandatory repayments of debt over the next 12 months include expiration of the 3-year term loan facility expiring 2015, maturity of the 5.625% senior notes due 2015 and the scheduled repayment of the current portion of the Company’s 7-year term loan. The Company also has the right, at its option, to prepay indebtedness under the credit facility without further penalty and to redeem the senior notes by paying a ‘make-whole’ premium as provided under the applicable debt instrument.
Operating leases
The Company leases certain land, buildings and equipment under various operating lease arrangements. Original non-cancellable lease terms typically are between 10 and 20 years and may contain escalation clauses, along with options that permit early withdrawal. The total amount of the minimum rent is expensed on a straight-line basis over the term of the lease.
As of December 31, 2014, the aggregate future minimum rental commitments under all non-cancellable operating lease agreements are as follows:

	Gross rental commitments	Rentals from subleases	Net rental commitments
		(millions)
2015	$128	$(13)	$115
2016	115	(13)	102
2017	106	(12)	94
2018	91	(7)	84
2019	84	(5)	79
Thereafter	657	(10)	647
Total	$1,181	$(60)	$1,121

The Company leases its main London building under a 25-year operating lease, which expires in 2032. The Company’s contractual obligations in relation to this commitment included in the table above total $645 million (2013: $719 million). Annual rentals are $36 million (2013: $36 million) per year and the Company has subleased approximately 29 percent (2013: 29 percent) of the premises under leases up to 15 years. The amounts receivable from subleases, included in the table above, total $51 million (2013: $66 million; 2012: $76 million).
Rent expense amounted to $134 million for the year ended December 31, 2014 (2013: $141 million; 2012: $135 million). The Company’s rental income from subleases was $13 million for the year ended December 31, 2014 (2013: $15 million; 2012: $17 million).
Pensions
Contractual obligations for the Company's pension plans reflect the contributions the Company expects to make over the next five years into the US, UK and Other defined benefit plans. These contributions are based on current funding positions and may increase or decrease dependent on the future performance of the plans.
In the United Kingdom, the Company is required to agree a funding strategy for the UK defined benefit plan with the plan's trustees. In March 2012, the Company agreed to a revised schedule of contributions towards on-going accrual of benefits and deficit funding contributions the Company will make to the UK plan over the six years ended December 31, 2017. Contributions in each of the next three years would total approximately $75 million, of which approximately $19 million relates to on-going contributions calculated as 15.9 percent of active plan members' pensionable salary and approximately $56 million that relates to contributions towards the funding deficit.
In addition, based on this agreement, further contributions would be payable based on a profit share calculation (equal to 20 percent of EBITDA in excess of $900 million per annum as defined by the revised schedule of contributions) and an exceptional return calculation (equal to 10 percent of any exceptional returns made to shareholders, for example, share buybacks, and special dividends). The Company expects to make an exceptional return contribution of $21 million during 2015 as a result of share buyback activity during 2014. Aggregate contributions under the deficit funding contribution and the profit share calculation are capped at £312 million ($486 million) over the six years ended December 31, 2017.
We are currently negotiating a new funding arrangement which we are required to do every three years, which may further change the contributions we are required to make during 2015 and beyond.
An additional amount of approximately $10 million will be paid annually into the UK defined benefit plan related to employee's salary sacrifice contributions.
The total contracted contributions for all plans in 2015 are expected to be approximately $116 million, excluding approximately $10 million in respect of the salary sacrifice contributions.
Guarantees
Guarantees issued by certain of Willis Group Holdings’ subsidiaries with respect to the senior notes and revolving credit facilities are discussed in Note 18 — Debt.
Certain of Willis Group Holdings’ subsidiaries have given the landlords of some leasehold properties occupied by the Company in the United Kingdom and the United States guarantees in respect of the performance of the lease obligations of the subsidiary holding the lease. The operating lease obligations subject to such guarantees amounted to $756 million and $828 million at December 31, 2014 and 2013, respectively. The capital lease obligations subject to such guarantees amounted to $11 million as at December 31, 2014 (2013: $11 million).
In addition, the Company has given guarantees to bankers and other third parties relating principally to letters of credit amounting to $20 million and $11 million at December 31, 2014 and 2013, respectively. Willis Group Holdings also guarantees certain of its UK and Irish subsidiaries’ obligations to fund the UK and Irish defined benefit plans.
Other contractual obligations
For certain subsidiaries and associates, the Company has the right to purchase shares (a call option) from co-shareholders at various dates in the future. In addition, the co-shareholders of certain subsidiaries and associates have the right to sell their shares (a put option) to the Company at various dates in the future. Generally, the exercise price of such put options and call options is formula-based (using revenues and earnings) and is designed to reflect fair value. Based on current projections of profitability and exchange rates and assuming the put options are exercised, the potential amount payable from these options is not expected to exceed $72 million (2013: $12 million).
In July 2010, the Company made a capital commitment of $25 million to Trident V Parallel Fund, LP, an investment fund managed by Stone Point Capital. This replaced a capital commitment of $25 million that had been made to Trident V, LP in December 2009. As at December 31, 2014 there have been approximately $22 million of capital contributions.
In May 2011, the Company made a capital commitment of $10 million to Dowling Capital Partners I, LP. As at December 31, 2014 there had been approximately $7 million of capital contributions.
Other contractual obligations at December 31, 2014, also include certain capital lease obligations totaling $64 million (2013: $63 million), primarily in respect of the Company's Nashville property.
Claims, Lawsuits and Other Proceedings

In the ordinary course of business, the Company is subject to various actual and potential claims, lawsuits, and other proceedings relating principally to alleged errors and omissions in connection with the placement of insurance and reinsurance.
Similar to other corporations, the Company is also subject to a variety of other claims, including those relating to the
Company’s employment practices. Some of the claims, lawsuits and other proceedings seek damages in amounts which could, if assessed, be significant.
The material actual or potential claims, lawsuits, and other proceedings, of which the Company is currently aware, are as follows:
Stanford Financial Group Litigation
The Company has been named as a defendant in 13 similar lawsuits relating to the collapse of The Stanford Financial Group (‘Stanford’), for which Willis of Colorado, Inc. acted as broker of record on certain lines of insurance. The complaints in these actions generally allege that the defendants actively and materially aided Stanford’s alleged fraud by providing Stanford with certain letters regarding coverage that they knew would be used to help retain or attract actual or prospective Stanford client investors. The complaints further allege that these letters, which contain statements about Stanford and the insurance policies that the defendants placed for Stanford, contained untruths and omitted material facts and were drafted in this manner to help Stanford promote and sell its allegedly fraudulent certificates of deposit.

Errors and omissions claims, lawsuits, and other proceedings arising in the ordinary course of business are covered in part by professional indemnity or other appropriate insurance. The terms of this insurance vary by policy year and self-insured risks have increased significantly in recent years. Regarding self-insured risks, the Company has established provisions which are believed to be adequate in the light of current information and legal advice, and the Company adjusts such provisions from time to time according to developments. These provisions have been recognized in other operating expenses to the extent that losses are deemed probable and reasonably estimable. Matters that are not probable or reasonably estimable have not been provided for and the Company does not believe a reasonable possible range of losses, for these matters, can be estimated.

On the basis of current information, the Company does not expect that the actual claims, lawsuits and other proceedings to which the Company is subject, or potential claims, lawsuits, and other proceedings relating to matters of which it is aware, will ultimately have a material adverse effect on the Company’s financial condition, results of operations or liquidity. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation and disputes with insurance companies, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.